UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K	OMB APPROVAL
OMB Number: 3235-0060
Expires: July 31, 2021
Estimated average burden hours per response...... 9.21

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  May 22, 2020

BANGI, Inc.
(Exact name of registrant as speciﬁed in its charter)

Nevada	000-52057	47-0930829
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identiﬁcation No.)

41000 Woodward Ave., Suite 350 East, Bloomfield Hills, MI 48304

(Address of principal executive oﬃces) (Zip Code)

Registrant’s telephone number, including area code 833.226.4462

Compass Biotechnologies, Inc.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K ﬁling is intended to simultaneously satisfy the ﬁling obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as deﬁned in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised ﬁnancial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SEC 873 (05-19)	Potential persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

Item 5.02 Departure of Directors or Certain Oﬃcers

The Company today filed an 8-K relating to changes in management. Details of these changes can be found under Exhibit A filed herewith.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANGI, INC.

Date: May 22, 2020	By:	/s/ Nicole Birch
Nicole Birch,
Interim CEO

3

WRITTEN CONSENT TO ACTION

WITHOUT A MEETING

 OF THE

 BOARD OF DIRECTORS OF

BANGI, INC.

WHEREAS, in furtherance of the business affairs of BANGI Inc., a Nevada corporation (the “Company”) and in recognition of the Company’s present circumstances, the Board of Directors has deemed it appropriate to take the corporate action described herein without holding a meeting, the waiver and notice of which is unanimously acknowledged and agreed to by the Directors through their execution of this Written Consent to Action Without a Meeting (the “Written Consent”).

WHEREAS, the majority of Board of Directors, representing quorum, propose in the best interest of the shareholders, the removal of Rick Shykora from position of Corporate Secretary as he has failed to serve both the Board and the Company’s shareholders in a fiduciary manner;

WHEREAS, the majority of Board of Directors, representing quorum, propose in the best interest of the shareholders, the appointment of Nicole Birch to the position of Interim Corporate Secretary;

RESOLVED, that the majority vote of the Board of Directors hereby approve in the best interest of the shareholders, that Rick Shykora is hereby removed from position of Corporate Secretary as he has failed to serve both the Board and the Company’s shareholders in a fiduciary manner;

RESOLVED, that the majority of Board of Directors, representing quorum, hereby approve in the best interest of the shareholders, the appointment of Nicole Birch to the position of Interim Corporate Secretary;

RESOLVED, that the majority vote of the Board of Directors directs the Corporate Secretary that upon receipt of the requisite approval from shareholders representing a majority of 75% regarding the proposed corporate action, that such individual(s) shall file a certificate of amendment to the certificate of incorporation with the Nevada Secretary of State and it approves and adopts the resolutions contained herein as an act of the Company, with such approval to be conclusively evidenced by the execution of this Written Consent by the Board of Directors, as well as the preparation and execution of any and all other documents necessary to facilitate the actions of the Company as described herein;

RESOLVED, that the Secretary of the Company hereby are, and each of them with the full authority to act without the others hereby is, authorized, in the name and on behalf of the Company, to execute all other documents necessary to facilitate the actions of the Company as described herein.

Dated to be effective as of May 22, 2020.

/s/ Nicole Birch

Nicole Birch

Chairperson, CEO

Bangi, Inc.

4